UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

BETTER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39864	85-3472546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street #49404 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 887-2311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On March 23 2023, Better Therapeutics, Inc. (the “Company”) announced a reduction in its workforce (the “Workforce Reduction”) of approximately 35% of its employees as part of a cost reduction initiative to improve its cash runway and focus on the long-term success of the company. The Company will complete this Workforce Reduction on March 24, 2023. The Company estimates that it will incur approximately $400 thousand in cash-based expenses related to severance and benefits in the second quarter of 2023.

Item 7.01	Regulation FD Disclosure.

On March 23, 2023, Frank Karbe, the Company’s Chief Executive Officer, sent an email to the Company’s employees announcing the Workforce Reduction. An excerpt from the email is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding expectations related to the benefits and long-term success of the Workforce Reduction and the Company’s strategy and prospects, the timing of completion of the Workforce Reduction and estimates of expenses related to the Workforce Reduction, plans and expectations regarding cost-saving measures and the advancement of the Company’s product candidate, including its commercialization, if approved, and expectations related to the potential benefits of the Company’s product candidate and digital therapeutics platform, among others. These forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the Company’s business, such as the willingness of the U.S. Food and Drug Administration to authorize prescription digital therapeutics (“PDTs”) for commercial distribution and insurance companies to reimburse their use, market acceptance of PDTs, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving the Company’s product candidates and other risks and uncertainties included under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on November 14, 2022, and those that are included in any of the Company’s subsequent filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Excerpt from Email to Employees of Better Therapeutics, Inc. sent on March 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Better Therapeutics, Inc.

Dated: March 23, 2023	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Interim Chief Financial Officer